SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 3, 2004


                          Exact name of registrants as specified in
     Commission         their charters, address of principal executive        IRS Employer
    File Number           offices and registrants' telephone number       Identification Number
-------------------    -----------------------------------------------   ----------------------
      1-14465                          IDACORP, Inc.                          82-0505802
       1-3198                       Idaho Power Company                       82-0130980
                                   1221 W. Idaho Street
                                   Boise, ID 83702-5627
                                      (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
-----------------------------------------------------------------------------------------------
          Former name or former address, if changed since last report.


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K

ITEM 8.01      OTHER EVENTS

Moody's Lowers Ratings of IDACORP and IPC

On December 3, 2004, Moody's Investors Service (Moody's) announced that it has lowered the corporate credit ratings and long-term ratings of IDACORP, Inc. (IDACORP) and the corporate credit ratings and long-term and short-term ratings of Idaho Power Company (IPC). According to Moody's, the rating outlook for both companies is stable. These downgrades are expected to increase the cost of new debt and other issued securities going forward.

Moody's stated that the downgrade of IPC's ratings reflected: 1) expected weaker cash flow coverage of interest and debt; 2) the likelihood for continued negative free cash flow over the next few years, with internally generated funds falling short of meeting the dividend requirements of IDACORP and significant utility-related capital spending; 3) persistent drought conditions that are likely to result in higher supply costs, not all of which are recoverable under IPC's power cost adjustment mechanism; 4) the final resolution this fall of IPC's rate case, which resulted in a revenue increase of a little more than half of IPC's updated request; and 5) the likely need for additional support from the Idaho Public Utilities Commission (IPUC) in future rate proceedings as IPC adds new generation and transmission infrastructure to help meet customer and load growth and ensure reliability of service.

According to Moody's, the downgrade of IDACORP's ratings reflected the weaker credit profile of IPC, which is by far the largest source of cash flow in the form of dividends to the parent company. Moody's stated that, with the continuing negative free cash flow trend for IPC, IDACORP may need to depend more on dividends from its riskier non-utility subsidiaries to meet its own fixed obligations and common dividend to shareholders, even though management has committed to a "back-to-basics" strategy of focusing on its regulated business.

In addition, Moody's assigned a Baa2 rating to IDACORP's three-year $150 million senior unsecured bank credit facility and assigned a Baa1 rating to IPC's three-year $200 million senior unsecured bank credit facility. Both facilities expire on March 16, 2007.

Moody's stated that the Baa2 rating assigned to IDACORP's bank credit facility reflected the pari passu ranking of the facility with IDACORP's other senior unsecured obligations. The facility serves as part of the alternate liquidity for IDACORP's commercial paper program. The facility contains a maximum 65% debt to total capitalization ratio covenant and has a material adverse change clause as part of the representations and warranties relating to each credit extension. In Moody's view, the existence of the material adverse change clause detracts from the quality of the facility since it could preclude access to funds at IDACORP's time of greatest need. The facility also contains a minimum required Credit Agreement EBITDA, defined as consolidated net income plus interest charges, income taxes, depreciation and all non-cash items


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


that reduce such consolidated net income minus all non-cash items that increase consolidated net income, to interest coverage covenant for the trailing four quarters of 2.75 times.

Moody's indicated that the Baa1 rating assigned to IPC's bank credit facility reflected the pari passu ranking of the facility with IPC's other senior unsecured obligations. The facility serves as part of the alternate liquidity for IPC's commercial paper program. The three-year facility represents an enhancement in the quality of alternate liquidity over IPC's prior facility, which was for a 364-day term. The current facility does not contain any rating triggers that would cause default, accelerations or puts. It does, however, contain a maximum 65% debt to total capitalization ratio covenant and has a material adverse change clause as part of the representations and warranties for each credit extension. In Moody's view, the existence of the material adverse change clause detracts from the quality of IPC's credit facility since it could limit access to funds during IPC's time of greatest need.

The following outlines the former and current Moody's ratings of IPC's and IDACORP's securities:

--------------------------------- -------------------- --------------------
                                          IPC                IDACORP
--------------------------------- -------------------- --------------------
                                   Former    Current    Former    Current
--------------------------------- ---------- --------- ---------- ---------
Corporate Credit Rating              A3        Baa1      Baa1       Baa2
--------------------------------- ---------- --------- ---------- ---------
Senior Secured Debt                  A2         A3       None       None
--------------------------------- ---------- --------- ---------- ---------
Senior Unsecured Debt                A3        Baa1      Baa1       Baa2
--------------------------------- ---------- --------- ---------- ---------
Preferred Stock                    (P)Baa2   (P)Baa3     None       None
--------------------------------- ---------- --------- ---------- ---------
Trust Preferred Stock               None       None     (P)Baa2   (P)Baa3
--------------------------------- ---------- --------- ---------- ---------
Short-Term Tax-Exempt Debt           A3/      Baa1/      None       None
                                   VMIG-1     VMIG-2
--------------------------------- ---------- --------- ---------- ---------
Commercial Paper                     P-1       P-2        P-2       P-2
--------------------------------- ---------- --------- ---------- ---------
Credit Facility                     None       Baa1      None       Baa2
--------------------------------- ---------- --------- ---------- ---------
Rating Outlook                    Negative    Stable   Negative    Stable
--------------------------------- ---------- --------- ---------- ---------


The following outlines the current Standard & Poor's Ratings Services (Standard & Poor's), Moody's and Fitch Inc. (Fitch) ratings of IPC's and IDACORP's securities, with the ratings currently under review by Fitch marked with an asterisk:

---------------- -------------------------- -------------------------- --------------------------
                     Standard & Poor's               Moody's                     Fitch
---------------- -------------------------- -------------------------- --------------------------
                     IPC         IDACORP        IPC         IDACORP        IPC         IDACORP
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Corporate            BBB+         BBB+          Baa1         Baa2          None         None
Credit Rating
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Senior Secured        A-          None           A3          None           A*          None
Debt
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Senior           BBB (prelim)      BBB          Baa1         Baa2          A-*          BBB+*
Unsecured Debt                  (prelim)
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Subordinated         None         BBB-          None         None          None         None
Debt                            (prelim)
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Preferred Stock      BBB-         None        (P)Baa3        None         BBB+*         None
                   (prelim)
---------------- ------------- ------------ ------------- ------------ ------------- ------------


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


---------------- ------------- ------------ ------------- ------------ ------------- ------------
Trust                None         BBB-          None        (P)Baa3        None         BBB*
Preferred Stock                 (prelim)
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Short-Term         BBB/A-2        None         Baa1/         None          None         None
Tax-Exempt Debt                                VMIG-2
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Commercial           A-2           A-2          P-2           P-2          F-1*          F-2
Paper
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Credit Facility      None         None          Baa1         Baa2          None         None
---------------- ------------- ------------ ------------- ------------ ------------- ------------
Rating Outlook      Stable       Stable        Stable       Stable       Negative     Negative
---------------- ------------- ------------ ------------- ------------ ------------- ------------

These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.

Litigation Update

     On May 26, 2004 and June 22, 2004, respectively, two shareholder lawsuits were filed against IDACORP and certain of its directors and officers. The lawsuits, captioned Powell, et al. v. IDACORP, Inc., et al. and Shorthouse, et al. v. IDACORP, Inc., et al., raise largely similar allegations. The lawsuits are putative class actions brought on behalf of purchasers of IDACORP's common stock between February 1, 2002 and June 4, 2002, which is referred to as the class period, and were filed in the United States District Court for the District of Idaho. The named defendants in each suit, in addition to IDACORP, are Jon H. Miller, Jan B. Packwood, J. LaMont Keen and Darrel T. Anderson.

     The complaints alleged that, during the class period, IDACORP and/or certain of its officers and/or directors made materially false and misleading statements or omissions about its financial outlook in violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5, thereby causing investors to purchase its common stock at artificially inflated prices. More specifically, the complaints alleged that IDACORP failed to disclose and misrepresented the following material adverse facts which were known to it or recklessly disregarded by it: (1) IDACORP failed to appreciate the negative impact that lower volatility and reduced pricing spreads in the western wholesale energy market would have on its marketing subsidiary, IDACORP Energy; (2) IDACORP would be forced to limit its origination activities to shorter-term transactions due to increasing regulatory uncertainty and continued deterioration of creditworthy counterparties; (3) IDACORP failed to discount for the fact that IPC might not recover from the lingering effects of the prior year's regional drought; and (4) as a result of the foregoing, IDACORP lacked a reasonable basis for positive statements about its earnings projections. The Powell complaint also alleged that IDACORP's conduct artificially inflated the price of its common stock. The actions seek an unspecified amount of damages, as well as other forms of relief. By order dated August 31, 2004, the court consolidated the Powell


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


and Shorthouse cases for pretrial purposes and ordered the plaintiffs to file a consolidated complaint within 60 days.

     On November 1, 2004, IDACORP and the directors and officers named in the Powell and Shorthouse complaints were served with a purported consolidated complaint captioned Powell et al. v. IDACORP, Inc. et al., which was filed in the United States District Court for the District of Idaho.

     The new complaint alleges that during the class period IDACORP and/or certain of its officers and/or directors made materially false and misleading statements or omissions about its business operations, and specifically the IDACORP Energy financial outlook, in violation of Rule 10b-5, thereby causing investors to purchase IDACORP's common stock at artificially inflated prices. The new complaint alleges that IDACORP failed to disclose and misrepresented the following material adverse facts which were known to it or recklessly disregarded by it: (1) IDACORP falsely inflated the value of energy contracts held by IDACORP Energy in order to report higher revenues and profits; (2) IDACORP permitted IPC to inappropriately grant native load priority for certain energy transactions to IDACORP Energy; (3) IDACORP failed to file 13 ancillary service agreements involving the sale of power for resale in interstate commerce that it was required to file under Section 205 of the Federal Power Act; (4) IDACORP failed to file 1,182 contracts that IPC assigned to IDACORP Energy for the sale of power for resale in interstate commerce that IPC was required to file under Section 203 of the Federal Power Act; (5) IDACORP failed to ensure that IDACORP Energy provided appropriate compensation from IDACORP Energy to IPC for certain affiliated energy transactions; and (6) IDACORP permitted inappropriate sharing of certain energy pricing and transmission information between IPC and IDACORP Energy. These activities allegedly allowed IDACORP Energy to maintain a false perception of continued growth that inflated its earnings. In addition, the new complaint alleges that those earnings press releases, earnings release conference calls, analyst reports and revised earnings guidance releases issued during the class period were false and misleading. The action seeks an unspecified amount of damages, as well as other forms of relief.

     Although no assurance can be given as to the ultimate outcome of these cases, IDACORP and the other named defendants intend to defend themselves vigorously against these allegations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: December 6, 2004

                                       IDACORP, Inc.

                                       By:   /s/ Darrel T. Anderson
                                            -----------------------
                                            Darrel T. Anderson
                                            Senior Vice President -
                                            Administrative Services
                                            and Chief Financial Officer



                                       IDAHO POWER COMPANY

                                       By:   /s/ Darrel T. Anderson
                                            -----------------------
                                            Darrel T. Anderson
                                            Senior Vice President -
                                            Administrative Services
                                            and Chief Financial Officer




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